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                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                  FORM 8-K


                              CURRENT REPORT




Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                            December 16, 2002
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          Date of Report  (Date of earliest event reported)



                       Plymouth Rubber Company, Inc.
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             (Exact name of registrant as specified in its charter)



              Massachusetts           1-5197        04-1733970
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    (State or other jurisdiction  (Commission     (IRS Employer of
               incorporation)     File Number)    Identification No.)



        104 Revere Street, Canton, Massachusetts          02021
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      (Address of principal executive offices)         (Zip Code)



                               (617) 828-0220
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                 Registrant's Telephone Number, including area code




                                    None
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       (Former Name or Former Address, if changed since last report)

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


Item 5.  Other Information

On December 23, 2002, Plymouth Rubber Company, Inc. (the "Company") announced that it had completed the execution and delivery of a Second Modification Agreement with General Electric Capital Corporation (the "Agreement"), acting for itself and as agent of other financial institutions, and a Modification Agreement with Banknorth Leasing Corporation, to restructure the Company's existing debt.

Pursuant to this Agreement, the equipment lenders (i) reduce principal payments on debt from approximately $9,200,000 to $4,100,000 for the period April 1, 2002 through September 30, 2005;
(ii) establish the maturity dates of the remaining debt, approximately $4,500,000 on October 1, 2005, and $1,300,000 between October 1,
2005 and May 1, 2008; (iii) eliminate financial covenants; (iv) waive existing defaults; and (v) rescind prior demands for accelerated payments. The Agreements are filed herewith as Exhibit
99.2 and Exhibit 99.6, and are incorporated herein by reference.
As part of the restructuring arrangement, the Company entered into Mortgage and Assignment of Leases and Rents, Security Agreement, Trademark Security Agreement and Patent Security Agreement (the "Security Agreements") with its lenders to secure performance of its obligations. Under the Security Agreements, the Company is granting to the lenders (i) a mortgage on its manufacturing facility in Canton, Massachusetts and (ii) security interests in all of its patents, trademarks, intangibles, accounts, fixtures, products and proceeds.

The Trademark Security Agreement, Security Agreement, Patent
Security Agreement, and Mortgage and Assignment of Leases and Rents are filed herewith as Exhibits 99.5, 99.3, 99.4, and 99.7, and are incorporated herein by reference.

Attached hereto as Exhibit 99.1 is the press release announcing the completion of the debt restructuring. The press release is also incorporated herein by reference.










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


Item 7. Financial Statements, Proforma Financial Information and
Exhibits

(a)  Financial Statements of businesses acquired:

     Not applicable

(b)  Proforma Financial Information:

     Not applicable

(c)  Exhibits:

     Exhibits required as part of this report are listed in the Index to Exhibits appearing on Page 5.






































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                                  SIGNATURES




Pursuant to the provisions of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized







                                     PLYMOUTH RUBBER COMPANY, INC.
                                            (Registrant)



Date:  December 23, 2002             By /S/ Joseph J. Berns
                                     ---------------------------
                                     Joseph J. Berns
                                     Vice President-Finance and
                                     Treasurer



























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




INDEX TO EXHIBITS


Exhibit No.              Description
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  99.1                   Press release issued by Plymouth Rubber
                         Company, Inc. on December 23, 2002,
                         announced that it has successfully
                         executed formal agreements with all of its lenders to restructure its debt.

  99.2                   Second Modification Agreement between
                         Plymouth Rubber Company, Inc. and General
                         Electric Capital Corporation.

  99.3 Security Agreement by and between Plymouth Rubber Company, Inc., General Electric
                         Capital Corporation, The CIT
                         Group/Equipment Financing, Inc. and
                         Banknorth, N.A.

  99.4 Patent Security Agreement by and between Plymouth Rubber Company, Inc., General Electric Capital Corporation, The CIT Group/Equipment Financing, Inc. and Banknorth, N.A.

  99.5 Trademark Security Agreement by and between Plymouth Rubber Company, Inc., General Electric Capital Corporation, The CIT Group/Equipment Financing, Inc. and Banknorth, N.A.

  99.6                   Modification Agreement between Plymouth
                         Rubber Company, Inc. and Banknorth Leasing
                         Corporation.

  99.7 Mortgage and Assignment of Leases and Rents by Plymouth Rubber Company, Inc. to and for the benefit of General Electric Capital Corporation, The CIT
                         Group/Equipment Financing, Inc. and
                         Banknorth, N.A.

  99.8                   First Modification to Mortgage and
                         Assignments of Leases and Rents to and for the benefit of General Electric Capital
                         Corporation, The CIT Group/Equipment
                         Financing, Inc. and Banknorth, N.A.







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